HECO Exhibit 10

[HECO letterhead]

January 28, 2013

The Honorable Chair and Members

of the Hawaii Public Utilities Commission

465 South King Street

Kekuanaoa Building, First Floor

Honolulu, Hawaii 96813

Dear Commissioners:

Subject:	Docket No. 2008-0083 – Hawaiian Electric 2009 Test Year Rate Case
Stipulated Settlement Agreement between the Hawaiian Electric Companies and the Division of Consumer Advocacy regarding Certain Regulatory Matters

This letter (heretofore referred to as “Stipulated Settlement”) documents certain agreements between the Hawaiian Electric Companies1 and the Division of Consumer Advocacy of the Department of Commerce and Consumer Affairs (“Consumer Advocate”) (collectively referred to as the “Parties”) on certain regulatory matters as described below and in Exhibit 1.

The Parties agree to the following:

•                 Hawaiian Electric, HELCO and MECO will write-off, for accounting and ratemaking purposes, a total of $40 million of recorded capitalized costs in lieu of conducting the regulatory audits of the Campbell Industrial Park Combustion Turbine Unit 1 (“CIP CT-1”) and the Customer Information System (“CIS”) projects ordered in the Order Approving Consumer Advocate’s Recommendations regarding Focused Regulatory Audits, issued on May 2, 2011 in Docket No. 2008-0083.  This write-off amount is in addition to all credits received from the Hawaiian Electric Companies’ prior CIS vendor, which credits have already been used to reduce the capitalized costs of the CIS project.

•                 For purposes of accounting for the settlement, the entire write-off will be adjusted as part of the cost of the CIS project.  The write-off by company will be $29 million for Hawaiian Electric, $5.5 million for HELCO, and $5.5 million for MECO.

•                 The Hawaiian Electric Companies will include the net recoverable costs of CIP CT-1 and the CIS projects in rate base as of December 31, 2012.

1   The “Hawaiian Electric Companies” are Hawaiian Electric Company, Inc. (“Hawaiian Electric”), Hawaii Electric Light Company, Inc. (“HELCO”) and Maui Electric Company, Limited (“MECO”).

The Honorable Chair and Members

of the Hawaii Public Utilities Commission

January 28, 2013

•                 The Hawaiian Electric Companies will include the net recoverable costs of the CIP CT-1 and the CIS projects not already included in rates as shown in Exhibit 3 in their 2013 Rate Adjustment Mechanism (“RAM”) Revenue Adjustments.  The Consumer Advocate will support RAM recovery in 2013 and the subsequent years thereafter and subsequent Hawaiian Electric, HELCO and MECO rate cases for the allowed portion of the CIP CT-1 project costs and CIS project costs in excess of the projects’ costs previously included in rate base, along with related accumulated depreciation, accumulated deferred income taxes, unamortized ITC, unamortized deferred CIS costs, the unamortized regulatory assets related to the carrying charges and deferred depreciation, as well as related project depreciation and regulatory asset amortization expenses.  Recovery of CIS costs through the RAM Revenue Adjustment mechanism is for the sole purpose of this settlement agreement and does not constitute a precedent for the recovery of software costs through the RAM Revenue Adjustment mechanism.

•                 HELCO will withdraw its 2013 test year rate case (Docket No. 2012-0099).  In lieu of the rate change HELCO would have received in the pending withdrawn rate case, the Company will submit annual RBA/RAM rate adjustment filings rolling forward the base year information from the prior HELCO rate case, Docket No. 2009-0164.  HELCO will not file a rate case until its next turn in the rate case cycle – i.e., for a 2016 test year.

•                 Hawaiian Electric will delay the filing of its 2014 test year rate case, and will file its 2014 test year rate case no earlier than January 2, 2014.  The Consumer Advocate will recommend that Hawaiian Electric be granted a waiver of Hawaii Administrative Rules (“HAR”) §6-61-87(4), that would enable Hawaiian Electric to file in 2014 a rate case application using a 2014 test year.

•                 Through calendar year 2016, the Hawaiian Electric Companies and the Consumer Advocate will recommend and support continuation of Hawaiian Electric Companies’ existing recovery mechanisms, which include the decoupling RBA and RAM, energy cost adjustment clause (“ECAC”), the Purchased Power Adjustment Clause (“PPAC”), the pension and OPEB tracking mechanisms, and the Renewable Energy Infrastructure Program (“REIP”) surcharge, in their present forms, except for the agreement for temporary acceleration of HECO’s RBA/RAM Revenue Adjustment described in the bullet below and the agreement to recover CIS costs through the RAM Revenue Adjustment described above.

•                 For only the 2014, 2015 and 2016 RAM Periods, Hawaiian Electric will be allowed to record the 2014, 2015 and 2016 RAM incremental revenues for the January 1 through December 31 calendar year (once Hawaiian Electric is able to assess the amount), and collect the RAM incremental revenues through the RBA Rate Adjustment (which includes the RAM Revenue Adjustment) from June 1 of each year to May 31 of the following year.  At the conclusion of that period, the current RAM provisions will again apply in accordance with the Amended Joint Proposal approved by the Final Decision and Order issued in the decoupling proceeding.

The Honorable Chair and Members

of the Hawaii Public Utilities Commission

January 28, 2013

•                 MECO and the Consumer Advocate continue to support the Parties Stipulated Settlement in the MECO 2012 test year rate case (Docket No. 2011-0092).2  Given the other portions of this agreement, particularly in terms of the maintenance of the current financial structure and mechanisms, MECO and the Consumer Advocate even more strongly support the agreements set forth in the Parties Stipulated Settlement in the MECO 2012 test year rate case related to: (a) the rate of return on common equity used to determine the fair rate of return on rate base, (b) the ECAC, (c) the pension/OPEB tracking mechanisms, (d) decoupling and (e) the PPAC.

The Hawaiian Electric Companies’ customers, the Commission, the Consumer Advocate, the Hawaiian Electric Companies, and the Hawaiian Electric Companies’ investors will benefit if this Stipulated Settlement is approved.  First, with respect to the Hawaiian Electric Companies’ customers, approval of the Stipulated Settlement will reduce the CIP CT-1 and CIS investment costs that might otherwise be included in rates by $40 million, reduce revenues to be collected from customers as a result of the withdrawal of the HELCO 2013 test year rate case (with no filing of a HELCO rate case until the 2016 test year) and the delay in the filing of the Hawaiian Electric 2014 test year rate case, and prevent the further accrual of carrying costs pending the completion of the lengthy audit and post-audit process on the CIP CT-1 and CIS projects.

Second, the Stipulated Settlement will eliminate the need for the Commission, the Consumer Advocate and the Companies to dedicate the substantial resources, dollars and time necessary to complete the lengthy audit and post-audit process, and will allow them to focus those resources on the numerous priorities they face in improving the quality of customer service and transforming the electric utility industry in Hawaii from one based on oil-fired generation, to one based on energy efficiency and Hawaii’s indigenous renewable energy resources.

Third, with respect to the Hawaiian Electric Companies and their investors, approval of this Stipulated Settlement will resolve the substantial uncertainty as to when and how much of their investment in CIP CT-1 and CIS will be recovered.

The agreements set forth in this letter are for the purpose of simplifying and expediting the affected proceedings, and represent a negotiated compromise of the matters agreed upon, and do not constitute an admission by any party with respect to any of the matters agreed upon herein.

2   The Parties’ stipulated settlement is reflected in the Parties’ Stipulated Settlement Letter filed on April 20, 2012 and the Parties’ Revised Updated Stipulated Settlement Letter filed on May 14, 2012.

The Honorable Chair and Members

of the Hawaii Public Utilities Commission

January 28, 2013

The Parties shall support and defend this Stipulated Settlement before the Commission.  If the Commission adopts an order approving all material terms of this Stipulated Settlement, the Parties will also support and defend the Commission’s order before any court or regulatory agency in which the order may be at issue.  If the Commission does not issue an order adopting all material terms of this Stipulated Settlement or makes material adjustments to this Stipulated Settlement, any or all of the Parties may withdraw from this Stipulated Settlement.  For the purposes of this Stipulated Settlement, whether a term is material shall be left to the discretion of the Party choosing to withdraw from this Stipulated Settlement.

Sincerely,

/s/ Patsy H. Nanbu
Patsy H. Nanbu
Vice President-Regulatory Affairs

Enclosure

cc: Division of Consumer Advocacy

Concurred:

/s/ Jeffrey T. Ono
Jeffrey T. Ono
Executive Director
Division of Consumer Advocacy
Department of Commerce and Consumer Affairs

Exhibit 1

DETAILS OF CERTAIN AGREEMENTS REACHED BETWEEN

HAWAIIAN ELECTRIC AND THE CONSUMER ADVOCATE

Hawaiian Electric Company, Inc. (“Hawaiian Electric”), Maui Electric Company, Limited (“MECO”) and Hawaii Electric Light Company, Inc. (“HELCO”) (collectively the “Hawaiian Electric Companies” or “Companies”) will write-off for accounting and ratemaking purposes, a total of $40 million of recorded capitalized costs in lieu of regulatory audits for the Campbell Industrial Park Combustion Turbine Unit 1 (“CIP CT-1”), Customer Information System (“CIS”) projects.  This write-off amounts are in addition to all credits received from the Hawaiian Electric Companies’ prior CIS vendor, which credits have already been used to reduce the capitalized costs of the CIS project.  For purposes of accounting for the settlement, the entire write-off will be adjusted as part of the cost of the CIS project.  The write off by company will be $29 million for Hawaiian Electric, $5.5 million for HELCO, and $5.5 million for MECO, as shown in Exhibit 2.

Campbell Industrial Park Combustion Turbine Unit 1

The Parties agree that the recorded plant in service amount of $194.9 million for CIP CT-1 (and the accumulated depreciation, accumulated deferred income taxes and unamortized state investment tax credits related to the recorded costs) shall be included in Hawaiian Electric’s rate base as of December 31, 2012 and in the 2013 and succeeding Rate Adjustment Mechanism (“RAM”) Revenue Adjustments and Hawaiian Electric rate cases until the Company retires the CIP CT-1 assets.1

The Parties agree that the independently conducted regulatory audit for the CIP CT-1 project set forth in the Order Approving Consumer Advocate’s Recommendations Regarding Focused Regulatory Audits issued on May 2, 2011 in Docket No. 2008-0083 (“Audit Order”) should not be conducted.

The recorded plant in service amount for CIP CT-1 and the related accumulated depreciation, accumulated deferred income taxes and unamortized state investment tax credits and regulatory assets related to depreciation and carrying charges estimated through the effective date of the Revenue Balancing Account (“RBA”) Rate Adjustment (that includes the Rate Adjustment Mechanism (“RAM”) Revenue Adjustment for these items) shall be included in the beginning and ending balance of Hawaiian Electric’s rate base for the RAM Revenue Adjustment for 2013 and subsequent years thereafter, and for subsequent Hawaiian Electric rate cases.  See Exhibit 3.

Hawaiian Electric will amortize the regulatory assets, directly resulting from the deferral of depreciation and the accrual of carrying charges, over six years, beginning on the effective date of the 2013 RAM Revenue Adjustment, and to include such amortization in the 2013 RAM Revenue Adjustment.

1   The “Parties” to this settlement agreement are the Hawaiian Electric Companies and the Division of Consumer Advocacy of the Department of Commerce and Consumer Affairs (“Consumer Advocate”).

Exhibit 1

Consistent with the agreements on CIP CT-1 in the Parties’ Stipulated Settlement Letter filed on July 5, 2011 in the Hawaiian Electric 2011 test year rate case, Docket No. 2010-0080, (“Hawaiian Electric 2011 Rate Case Settlement Agreement”), the following shall continue until the Commission has approved this settlement and the rate adjustment to include the project costs in rates (through the RAM Revenue Adjustment of the RBA) goes into effect:

•                 record the depreciation on the project costs in excess of the respective projects’ Commission approved costs to a regulatory asset; and

•                 accrue carrying charges (based on an interest rate equivalent to the Company’s AFUDC rate) on the project costs in excess of the respective projects’ Commission approved costs (net of accumulated depreciation, accumulated deferred income taxes, and unamortized ITC) and depreciation expense, which have been deferred for later recovery, to a regulatory asset.

The RAM Revenue Adjustment for 2013 and the subsequent years thereafter and subsequent Hawaiian Electric rate cases would reflect the additional revenue requirements related to the allowed portion of the CIP CT-1 project costs in excess of the project’s costs previously included in rate base, along with related accumulated depreciation, accumulated deferred income taxes, unamortized ITC, and including the unamortized regulatory assets related to the carrying charge and deferred depreciation, as well as related depreciation expense and amortization of regulatory asset expenses.

Customer Information System

The Parties agree that the allocable share of the deferred cost balance of CIS (which is the total deferred cost of $57.4 million for the project (after considering the credits from the prior CIS vendor), and the accrued carrying charges of $2.2 million, less a write-off of $40 million) should be included in the rate base as of December 31, 2012 of Hawaiian Electric, MECO and HELCO and recovered in the 2013 and succeeding RAM Revenue Adjustments and Hawaiian Electric Companies rate cases until the deferred costs are fully amortized.

The Parties agree that the independently conducted regulatory audit for the CIS project set forth in the Audit Order should not be conducted.

The Parties agree that reflecting the write-off entirely under the CIS docket would result in a smaller amount of depreciation expense required to be recovered in the current revenue requirements for the CIS project and CIP CT-1 project, than if the write-off amount is allocated to both the CIS project and the CIP CT-1 project.2

Consistent with the agreements on CIS in the Hawaiian Electric 2011 Rate Case Settlement and the Parties’ Stipulated Settlement Letter filed on April 20, 2012 in the MECO 2012 test year rate case, Docket No. 2011-0092, (“MECO 2012 Rate Case Settlement Agreement”), the

2   Since the CIS project would be amortized over 12 years, and the average depreciation period for the CIP CT-1 project cost is 40 years, the amortization expense savings would be greatest if the amount is amortized over the shorter period (i.e., amortization savings on $40 million over 12 years amounts to $3.33 million compared to $1.00 million over 40 years).

Exhibit 1

Parties agree that the Hawaiian Electric Companies shall continue to accrue AFUDC on the recoverable CIS project deferred costs, including the expenses removed from the Hawaiian Electric 2011 test year and the MECO 2012 test year, and CIS project expenses incurred through the in-service date as agreed in the Hawaiian Electric 2011 Rate Case Settlement Agreement and the MECO 2012 Rate Case Settlement Agreement, until the Commission has approved this Stipulated Settlement and the RBA Rate Adjustment that includes the CIS project costs goes into effect.  Amortization of CIS project deferred costs would commence on the effective date of the RBA Rate Adjustment for Hawaiian Electric, MECO and HELCO that includes the recovery of the project costs and the associated amortization expense.    The Parties agree that the RAM Revenue Adjustment for 2013 and subsequent years thereafter and subsequent rate cases for Hawaiian Electric, MECO and HELCO would reflect revenue requirements related to including the deferred CIS costs that the Parties agree to be recoverable, including the estimated carrying charges through the effective date of the RBA that includes the RAM revenue adjustment for these items and the amortization expense for the amortization of the recoverable deferred costs including carrying charges, with the recovery period not to exceed the twelve year amortization period approved by the Commission in Docket No. 04-0268.  See Exhibit 3.

RBA/RAM Revenue Adjustment

The Parties agree that for only the 2014, 2015 and 2016 RAM Periods, Hawaiian Electric will be allowed to record the 2014, 2015 and 2016 incremental revenues for the January 1 through December 31 calendar year (once Hawaiian Electric is able to assess the amount), and collect the RAM incremental revenues for the calendar year through the RBA Rate Adjustment (which includes the RAM Revenue Adjustment) on customer bills from June 1 of each year to May 31 of the following year.3

At the conclusion of that period, the current RAM provisions will again apply in accordance with the Amended Joint Proposal approved by the Final Decision and Order issued in the decoupling proceeding

3   In the case when an interim order or final order in a rate case is issued, the RAM revenue adjustment would be recalculated to determine the unrecovered recorded (accrued) revenues.  For example, if in 2014, an interim decision for a 2014 test year rate case becomes effective November 1, 2014, the RAM incremental revenues for the period from January 1, 2014 to October 31, 2014 would be calculated, and compared to RAM incremental revenues collected through the RBA Rate Adjustment, and the unrecovered amount would be reflected in the RBA Rate Adjustment to be collected from November 1, 2014 through May 31, 2015.

Exhibit 2

Allocation of Total CIS Deferred Costs

(in Thousands)

As of 12/31/2012

	HECO	HELCO	MECO	Total

CIS Deferred Project Cost	$41,482	$8,025	$7,859	$57,366
Carrying charge since go-live	1,830		370	2,200
	43,312	8,025	8,229	59,566

Percentage	72.7%	13.5%	13.8%	100.0%

Write-off amount	29,085	5,389	5,526	40,000

write-off amount rounded	29,000	5,500	5,500	40,000

CIS costs as of 12/31/12	$14,312	$2,525	$2,729	$19,566

Exhibit 3

CIP CT-1 Costs in 2013 RAM Calculations

Recoverable Costs:					Rate Base RAM
					Rate Base	Rate Base
					12/31/2012	12/31/2013
CIP CT-1
Plant In service	$194,929,577				$194,929,577	$194,929,577
Accumulated Depreciation	(10,379,709)				(10,379,709)	(15,060,387)

Net Plant in Sevice as of 12/31/2012	$184,549,868				$184,549,868	$179,869,190

	Deferral Cost
		Additional
	To	Through	To
Deferred CIP CT-1 costs	12/31/2012	5/31/2013	5/31/2013

Depreciation deferral	$1,165,412	$342,530	$1,507,942		a

ADIT deferral	(2,903,781)	(363,200)	(3,266,981)		a

Unamortized State ITC deferral	(42,990)	395	(42,595)		a

Carrying Charge (AFUDC)	3,380,907	989,370	4,370,277		a

Deferrred costs	$1,599,548	$969,095	$2,568,643		$2,568,643

Additional annual amortization expense (deferred costs / 6 years)			428,107

Actual amortization expense (7/12 of annual amount)			249,729			$2,318,914

Depreciation Expense			$4,680,678	a

a Per Workpapers for Exhibit 3 CT-1.

Exhibit 3

CIS in 2013 RAM Calculations

Recoverable Costs:							Rate Base RAM
							Rate Base	Rate Base
							12/31/2012	12/31/2013
CIS
		HECO	HELCO	MECO	Total
	Total deferred cost
	as of 12/31/2012 per Settlement	14,312	2,525	2,729	19,566	b

	Carrying charge (AFUDC)
	January 1-May 31, 2013	454	78	82	614	c

	CIS deferred costs recoverable	14,766	2,603	2,811	20,180		20,180

	Additional amortization expense	1,231	217	234	1,682

	Amoritzation in 2013 RAM
	(7/12 of annual amortization)	718	127	137	981

	CIS deferred costs as of 12/31/2013	14,048	2,476	2,674	19,199			19,199

b	See Exhibit 2.

c	See Workpapers for Exhibit 3 CIS, p.1.

Workpapers for Exhibit 3 CT-1

CT-1 Deferred Cost

CIP CT-1

As of December 31, 2012 (Estimated as of 1/16/2013)

	Before Settlement Discussions
	Before exclusion	Deferred
Plant In service	194,929,577
Accumulated Depreciation	(10,379,709)

Net Plant in Sevice	184,549,868

Amount included in rates	163,280,000	a/o 12/31/12	Jan - May 2013	a/0 5/31/13

CT-1 Plant in service		31,649,577		31,649,577
Accumulated Depreciation		(1,810,383)	(342,531)	(2,152,914)
				-
Depreciation deferral		1,165,412	342,530	1,507,942
				-
ADIT deferral		(2,903,781)	(363,200)	(3,266,981)
				-
Unamortized State ITC deferral		(42,990)	395	(42,595)
				-
Carrying Charge (AFUDC)		3,380,907	989,370	4,370,277

Deferred Balance 12/31/12		31,438,742	626,564	32,065,306

Workpapers for Exhibit 3 CT-1

CT-1 Deferred Cost

HECO

Major Projects:  CIP CT-1

Monthly Carrying Charge Calculation

			Jun 2011		Jul 2011		Aug 2011		Sep 2011

			CIP CT-1	Change	CIP CT-1	Change	CIP CT-1	Change	CIP CT-1

Total Project Cost			195,050,054
(-) Less: NR/NE (removal/expense) Costs			(303,711)
Beginning Month’s Capital Costs			194,746,343		194,746,343		194,751,036		194,753,563
Current Month’s Capital Costs			-		4,693		2,527		17,186
Ending Month’s Capital Costs			194,746,343		194,751,036		194,753,563		194,770,749
Amount included in rates			163,279,651		163,279,651		163,279,651		163,279,651
Gross Capital Cost in excess of Commission - approved amount			31,466,692		31,471,385		31,473,912		31,491,098

Gross Capital Cost in excess of Commission - approved amount			31,466,692	4,693	31,471,385	2,527	31,473,912	17,186	31,491,098

(-) Less:	related accumulated depreciation		(644,967)	(38,826)	(683,793)	(65,970)	(749,762)	(65,966)	(815,728)
(-) Less:	related ADIT		(2,830,330)	(174,576)	(3,004,907)	(83,933)	(3,088,840)	(502,933)	(3,591,773)
(-) Less:	related unamortized ITC		(44,389)	111	(44,278)	70	(44,208)	70	(44,138)
(+) Add:	regulatory asset - depreciation expense			38,826	38,826	65,967	104,792	65,966	170,758
(+) Add:	regulatory asset - carrying charge of AFUDC debt/equity component			-	-	182,246	182,246	182,021	364,267
(=) Equals:	Total base for calculating carrying charge		27,947,006	(169,772)	27,777,233	100,907	27,878,141	(303,656)	27,574,484

Average Capital Cost base for calculating carrying charge					27,862,119		27,827,687		27,726,312

(x) Multiply:	Rate equivalent to AFUDC / 12				0.006541		0.006541		0.006541
(=) Equals:	Monthly carrying charge				182,246		182,021		181,358

Monthly Carrying Charge Breakdown
AFUDC - Debt (eff. 8/2012, rates were changed)					54,331		54,264		54,066
AFUDC - Equity (eff. 8/2012, rates were changed)					127,915		127,757		127,292
Total AFUDC (as calculated)					182,246		182,021		181,358

AFUDC - Debt (prior adjustment)					-		(901)		(1,279)
AFUDC - Equity (prior adjustment)					-		(2,121)		(3,434)
Prior months adjustments that should be recorded					-		(3,022)		(4,713)

AFUDC - Debt (revised adjustment)					54,331		53,363		52,787
AFUDC - Equity (revised adjustment)					127,915		125,636		123,857
Revised Total AFUDC (that should be recorded)					182,246		178,999		176,645

AFUDC - Debt (what was recorded)					55,232		54,642		52,589
AFUDC - Equity (what was recorded)					130,036		129,070		123,391
Total Recorded AFUDC (via JE) during the month					185,268		183,712		175,980

AFUDC - Debt (adjustment for following month)					(901)		(1,279)		198
AFUDC - Equity (adjustment for following month)					(2,121)		(3,434)		466
Adjustment that should be reflected on the following month					(3,022)		(4,713)		665

True-Up AFUDC - Debt (0.4434% - 0.1950%) [eff. 8/12 (0.3457% - 0.1783%)]					69,210		69,124		68,872

True-Up AFUDC - Debt (prior adjustment)							69,210		138,333
True-Up AFUDC - Debt (that should be recorded)					69,210		138,333		207,206
True-Up AFUDC - Debt (what was recorded))					-		-		207,198
True-Up AFUDC - Debt (adjustment for the following month)					69,210		138,333		8

	Capital Cost		Jun-11		Jul-11		Aug-11		Sep-11
7,676,961	P0001050	127,256	7,804,217	-	7,804,217	-	7,804,217	-	7,804,217
3,801,520	P0001051	2,035	3,803,555	4,693	3,808,248	-	3,808,248	-	3,808,248
603,567	P0001052	2,595	606,162	-	606,162	-	606,162	-	606,162
1,809,875	P0001084	-	1,809,875	-	1,809,875	-	1,809,875	-	1,809,875
668,194	P0001134	-	668,194	-	668,194	-	668,194	-	668,194
753,115	P0001135	-	753,115	-	753,115	-	753,115	-	753,115
1,795,941	P0001136	137,896	1,933,837	-	1,933,837	-	1,933,837	-	1,933,837
212,405	P0001137	39,682	252,087	-	252,087	-	252,087	-	252,087
4,857,924	P0001340	-	4,857,924	-	4,857,924	-	4,857,924	-	4,857,924
1,261,761	P0001585	-	1,261,761	-	1,261,761	-	1,261,761	-	1,261,761
3,046,322	P0001880	-	3,046,322	-	3,046,322	-	3,046,322	-	3,046,322
7,107,036	P0001881	-	7,107,036	-	7,107,036	-	7,107,036	-	7,107,036
161,127,436	P4900000	18,533	161,145,969	-	161,145,969	2,527	161,148,496	17,186	161,165,682
	Less (NR/NE Cost)	(303,711)	(303,711)	-	(303,711)	-	(303,711)	-	(303,711)
194,722,057		24,286	194,746,343	4,693	194,751,036	2,527	194,753,563	17,186	194,770,749
(1,809,875)				4,693		2,527		17,186	(1,809,875)
192,912,182									192,960,874

Workpapers for Exhibit 3 CT-1

CT-1 Deferred Cost

HECO

Major Projects:  CIP CT-1

Monthly Carrying Charge Calculation

				Oct 2011		Nov 2011		Dec 2011

			Change	CIP CT-1	Change	CIP CT-1	Change	CIP CT-1	Change

Total Project Cost
(-) Less: NR/NE (removal/expense) Costs
Beginning Month’s Capital Costs				194,770,749		194,773,708		194,929,577
Current Month’s Capital Costs				2,958		155,869		-
Ending Month’s Capital Costs				194,773,708		194,929,577		194,929,577
Amount included in rates				163,279,651		163,279,651		163,280,000
Gross Capital Cost in excess of Commission - approved amount				31,494,057		31,649,926		31,649,577

Gross Capital Cost in excess of Commission - approved amount			2,958	31,494,057	155,869	31,649,926	(349)	31,649,577	-

(-) Less:	related accumulated depreciation		(65,966)	(881,694)	(65,966)	(947,660)	(65,966)	(1,013,626)	(43,189)
(-) Less:	related ADIT		(27)	(3,591,800)	208,347	(3,383,453)	(27)	(3,383,480)	1,278,802
(-) Less:	related unamortized ITC		70	(44,068)	69	(43,999)	70	(43,929)	(78)
(+) Add:	regulatory asset - depreciation expense		65,967	236,725	65,966	302,691	65,967	368,658	43,188
(+) Add:	regulatory asset - carrying charge of AFUDC debt/equity component		181,358	545,625	180,968	726,592	183,354	909,946	185,736
(=) Equals:	Total base for calculating carrying charge		184,360	27,758,844	545,253	28,304,097	183,049	28,487,146	1,464,459

Average Capital Cost base for calculating carrying charge				27,666,664		28,031,471		28,395,621

(x) Multiply:	Rate equivalent to AFUDC / 12			0.006541		0.006541		0.006541
(=) Equals:	Monthly carrying charge			180,968		183,354		185,736

Monthly Carrying Charge Breakdown
AFUDC - Debt (eff. 8/2012, rates were changed)				53,950		54,661		55,371
AFUDC - Equity (eff. 8/2012, rates were changed)				127,018		128,692		130,364
Total AFUDC (as calculated)				180,968		183,354		185,736

AFUDC - Debt (prior adjustment)				198		14		(517)
AFUDC - Equity (prior adjustment)				466		34		(1,217)
Prior months adjustments that should be recorded				665		48		(1,735)

AFUDC - Debt (revised adjustment)				54,148		54,676		54,854
AFUDC - Equity (revised adjustment)				127,484		128,727		129,147
Revised Total AFUDC (that should be recorded)				181,632		183,402		184,001

AFUDC - Debt (what was recorded)				54,134		55,193		54,452
AFUDC - Equity (what was recorded)				127,450		129,944		128,200
Total Recorded AFUDC (via JE) during the month				181,584		185,137		182,652

AFUDC - Debt (adjustment for following month)				14		(517)		402
AFUDC - Equity (adjustment for following month)				34		(1,217)		947
Adjustment that should be reflected on the following month				48		(1,735)		1,349

True-Up AFUDC - Debt (0.4434% - 0.1950%) [eff. 8/12 (0.3457% - 0.1783%)]				68,724		69,630		70,535

True-Up AFUDC - Debt (prior adjustment)				8		1		(3)
True-Up AFUDC - Debt (that should be recorded)				68,732		69,631		70,532
True-Up AFUDC - Debt (what was recorded))				68,731		69,634		70,019
True-Up AFUDC - Debt (adjustment for the following month)				1		(3)		513

	Capital Cost			Oct-11		Nov-11		Dec-11
7,676,961	P0001050	127,256	-	7,804,217	-	7,804,217	-	7,804,217	-
3,801,520	P0001051	2,035	603	3,808,851	-	3,808,851	-	3,808,851	-
603,567	P0001052	2,595	-	606,162	-	606,162	-	606,162	-
1,809,875	P0001084	-	-	1,809,875	-	1,809,875	-	1,809,875	-
668,194	P0001134	-	-	668,194	-	668,194	-	668,194	-
753,115	P0001135	-	-	753,115	-	753,115	-	753,115	-
1,795,941	P0001136	137,896	-	1,933,837	-	1,933,837	-	1,933,837	-
212,405	P0001137	39,682	-	252,087	-	252,087	-	252,087	-
4,857,924	P0001340	-	-	4,857,924	-	4,857,924	-	4,857,924	-
1,261,761	P0001585	-	-	1,261,761	-	1,261,761	-	1,261,761	-
3,046,322	P0001880	-	-	3,046,322	-	3,046,322	-	3,046,322	-
7,107,036	P0001881	-	-	7,107,036	-	7,107,036	-	7,107,036	-
161,127,436	P4900000	18,533	2,355	161,168,037	155,869	161,323,906	-	161,323,906	-
	Less (NR/NE Cost)	(303,711)	-	(303,711)	-	(303,711)	-	(303,711)	-
194,722,057		24,286	2,958	194,773,707	155,869	194,929,576	-	194,929,576	-
(1,809,875)			2,958	(1,809,875)	155,869	(1,809,875)	-	(1,809,875)	-
192,912,182				192,963,832		193,119,701		193,119,701

Workpapers for Exhibit 3 CT-1

CT-1 Deferred Cost

HECO

Major Projects:  CIP CT-1

Monthly Carrying Charge Calculation

			Jan 2012		Feb 2012		Mar 2012		Apr 2012

			CIP CT-1	Change	CIP CT-1	Change	CIP CT-1	Change	CIP CT-1

Total Project Cost
(-) Less: NR/NE (removal/expense) Costs
Beginning Month’s Capital Costs			194,929,577		194,929,577		194,929,577		194,929,577
Current Month’s Capital Costs			-		-		-		-
Ending Month’s Capital Costs			194,929,577		194,929,577		194,929,577		194,929,577
Amount included in rates			163,280,000		163,280,000		163,280,000		163,280,000
Gross Capital Cost in excess of Commission - approved amount			31,649,577		31,649,577		31,649,577		31,649,577

Gross Capital Cost in excess of Commission - approved amount			31,649,577	-	31,649,577	-	31,649,577	-	31,649,577

(-) Less:	related accumulated depreciation		(1,056,815)	(68,506)	(1,125,321)	(68,506)	(1,193,827)	(68,506)	(1,262,333)
(-) Less:	related ADIT		(2,104,678)	(72,701)	(2,177,379)	(72,639)	(2,250,018)	(72,642)	(2,322,660)
(-) Less:	related unamortized ITC		(44,007)	234	(43,773)	79	(43,694)	78	(43,616)
(+) Add:	regulatory asset - depreciation expense		411,846	68,506	480,352	68,506	548,858	68,506	617,364
(+) Add:	regulatory asset - carrying charge of AFUDC debt/equity component		1,095,682	187,676	1,283,358	192,749	1,476,107	193,505	1,669,612
(=) Equals:	Total base for calculating carrying charge		29,951,605	115,209	30,066,814	120,189	30,187,003	120,941	30,307,944

Average Capital Cost base for calculating carrying charge			29,219,375		30,009,209		30,126,908		30,247,473

(x) Multiply:	Rate equivalent to AFUDC / 12		0.006423		0.006423		0.006423		0.006423
(=) Equals:	Monthly carrying charge		187,676		192,749		193,505		194,280

Monthly Carrying Charge Breakdown
AFUDC - Debt (eff. 8/2012, rates were changed)			59,023		60,619		60,856		61,100
AFUDC - Equity (eff. 8/2012, rates were changed)			128,653		132,131		132,649		133,180
Total AFUDC (as calculated)			187,676		192,749		193,505		194,280

AFUDC - Debt (prior adjustment)			402		0		(0)		(719)
AFUDC - Equity (prior adjustment)			947		(0)		0		(1,567)
Prior months adjustments that should be recorded			1,349		0		0		(2,286)

AFUDC - Debt (revised adjustment)			59,425		60,619		60,856		60,381
AFUDC - Equity (revised adjustment)			129,600		132,130		132,649		131,613
Revised Total AFUDC (that should be recorded)			189,025		192,749		193,505		191,994

AFUDC - Debt (what was recorded)			59,425		60,619		61,575		60,381
AFUDC - Equity (what was recorded)			129,600		132,130		134,216		131,613
Total Recorded AFUDC (via JE) during the month			189,025		192,749		195,791		191,994

AFUDC - Debt (adjustment for following month)			0		(0)		(719)		0
AFUDC - Equity (adjustment for following month)			(0)		0		(1,567)		(0)
Adjustment that should be reflected on the following month			0		0		(2,286)		(0)

True-Up AFUDC - Debt (0.4434% - 0.1950%) [eff. 8/12 (0.3457% - 0.1783%)]			69,133		71,002		71,280		71,566

True-Up AFUDC - Debt (prior adjustment)			513		(0)		0		(842)
True-Up AFUDC - Debt (that should be recorded)			69,646		71,001		71,281		70,723
True-Up AFUDC - Debt (what was recorded))			69,646		71,001		72,123		70,723
True-Up AFUDC - Debt (adjustment for the following month)			(0)		0		(842)		0

	Capital Cost		Jan-12		Feb-12		Mar-12		Apr-12
7,676,961	P0001050	127,256	7,804,217	-	7,804,217	-	7,804,217	-	7,804,217
3,801,520	P0001051	2,035	3,808,851	-	3,808,851	-	3,808,851	-	3,808,851
603,567	P0001052	2,595	606,162	-	606,162	-	606,162	-	606,162
1,809,875	P0001084	-	1,809,875	-	1,809,875	-	1,809,875	-	1,809,875
668,194	P0001134	-	668,194	-	668,194	-	668,194	-	668,194
753,115	P0001135	-	753,115	-	753,115	-	753,115	-	753,115
1,795,941	P0001136	137,896	1,933,837	-	1,933,837	-	1,933,837	-	1,933,837
212,405	P0001137	39,682	252,087	-	252,087	-	252,087	-	252,087
4,857,924	P0001340	-	4,857,924	-	4,857,924	-	4,857,924	-	4,857,924
1,261,761	P0001585	-	1,261,761	-	1,261,761	-	1,261,761	-	1,261,761
3,046,322	P0001880	-	3,046,322	-	3,046,322	-	3,046,322	-	3,046,322
7,107,036	P0001881	-	7,107,036	-	7,107,036	-	7,107,036	-	7,107,036
161,127,436	P4900000	18,533	161,323,906	-	161,323,906	-	161,323,906	-	161,323,906
	Less (NR/NE Cost)	(303,711)	(303,711)	-	(303,711)	-	(303,711)	-	(303,711)
194,722,057		24,286	194,929,576	-	194,929,576	-	194,929,576	-	194,929,576
(1,809,875)			(1,809,875)	-	(1,809,875)	-	(1,809,875)	-	(1,809,875)
192,912,182			193,119,701		193,119,701		193,119,701		193,119,701

Workpapers for Exhibit 3 CT-1

CT-1 Deferred Cost

HECO

Major Projects:  CIP CT-1

Monthly Carrying Charge Calculation

				May 2012		Jun 2012		Jul 2012

			Change	CIP CT-1	Change	CIP CT-1	Change	CIP CT-1	Change

Total Project Cost
(-) Less: NR/NE (removal/expense) Costs
Beginning Month’s Capital Costs				194,929,577		194,929,577		194,929,577
Current Month’s Capital Costs				-		-		-
Ending Month’s Capital Costs				194,929,577		194,929,577		194,929,577
Amount included in rates				163,280,000		163,280,000		163,280,000
Gross Capital Cost in excess of Commission - approved amount				31,649,577		31,649,577		31,649,577

Gross Capital Cost in excess of Commission - approved amount			-	31,649,577	-	31,649,577	-	31,649,577	-

(-) Less:	related accumulated depreciation		(68,506)	(1,330,840)	(68,506)	(1,399,346)	(68,506)	(1,467,852)	(68,506)
(-) Less:	related ADIT		(72,639)	(2,395,299)	(72,641)	(2,467,940)	(72,640)	(2,540,580)	(72,641)
(-) Less:	related unamortized ITC		78	(43,538)	78	(43,460)	78	(43,382)	79
(+) Add:	regulatory asset - depreciation expense		68,506	685,870	68,506	754,376	68,506	822,882	68,506
(+) Add:	regulatory asset - carrying charge of AFUDC debt/equity component		194,280	1,863,892	195,059	2,058,951	195,843	2,254,794	196,632

(=) Equals:	Total base for calculating carrying charge		121,718	30,429,662	122,496	30,552,158	123,281	30,675,439	124,070

Average Capital Cost base for calculating carrying charge				30,368,803		30,490,910		30,613,798

(x) Multiply:	Rate equivalent to AFUDC / 12			0.006423		0.006423		0.006423
(=) Equals:	Monthly carrying charge			195,059		195,843		196,632

Monthly Carrying Charge Breakdown
AFUDC - Debt (eff. 8/2012, rates were changed)				61,345		61,592		61,840
AFUDC - Equity (eff. 8/2012, rates were changed)				133,714		134,251		134,793
Total AFUDC (as calculated)				195,059		195,843		196,632

AFUDC - Debt (prior adjustment)				0		692		2,149
AFUDC - Equity (prior adjustment)				(0)		1,510		4,685
Prior months adjustments that should be recorded				(0)		2,202		6,834

AFUDC - Debt (revised adjustment)				61,345		62,284		63,989
AFUDC - Equity (revised adjustment)				133,714		135,761		139,478
Revised Total AFUDC (that should be recorded)				195,059		198,045		203,466

AFUDC - Debt (what was recorded)				60,653		60,135		60,237
AFUDC - Equity (what was recorded)				132,204		131,076		131,300
Total Recorded AFUDC (via JE) during the month				192,857		191,211		191,537

AFUDC - Debt (adjustment for following month)				692		2,149		3,752
AFUDC - Equity (adjustment for following month)				1,510		4,685		8,178
Adjustment that should be reflected on the following month				2,202		6,834		11,929

True-Up AFUDC - Debt (0.4434% - 0.1950%) [eff. 8/12 (0.3457% - 0.1783%)]				71,853		72,141		72,432

True-Up AFUDC - Debt (prior adjustment)				0		812		2,518
True-Up AFUDC - Debt (that should be recorded)				71,853		72,953		74,950
True-Up AFUDC - Debt (what was recorded))				71,041		70,435		70,556
True-Up AFUDC - Debt (adjustment for the following month)				812		2,518		4,394

	Capital Cost			May-12		Jun-12		Jul-12
7,676,961	P0001050	127,256	-	7,804,217	-	7,804,217	-	7,804,217	-
3,801,520	P0001051	2,035	-	3,808,851	-	3,808,851	-	3,808,851	-
603,567	P0001052	2,595	-	606,162	-	606,162	-	606,162	-
1,809,875	P0001084	-	-	1,809,875	-	1,809,875	-	1,809,875	-
668,194	P0001134	-	-	668,194	-	668,194	-	668,194	-
753,115	P0001135	-	-	753,115	-	753,115	-	753,115	-
1,795,941	P0001136	137,896	-	1,933,837	-	1,933,837	-	1,933,837	-
212,405	P0001137	39,682	-	252,087	-	252,087	-	252,087	-
4,857,924	P0001340	-	-	4,857,924	-	4,857,924	-	4,857,924	-
1,261,761	P0001585	-	-	1,261,761	-	1,261,761	-	1,261,761	-
3,046,322	P0001880	-	-	3,046,322	-	3,046,322	-	3,046,322	-
7,107,036	P0001881	-	-	7,107,036	-	7,107,036	-	7,107,036	-
161,127,436	P4900000	18,533	-	161,323,906	-	161,323,906	-	161,323,906	-
	Less (NR/NE Cost)	(303,711)	-	(303,711)	-	(303,711)	-	(303,711)	-
194,722,057		24,286	-	194,929,576	-	194,929,576	-	194,929,576	-
(1,809,875)			-	(1,809,875)	-	(1,809,875)	-	(1,809,875)	-
192,912,182				193,119,701		193,119,701		193,119,701

Workpapers for Exhibit 3 CT-1

CT-1 Deferred Cost

HECO

Major Projects:  CIP CT-1

Monthly Carrying Charge Calculation

			Aug 2012		Sep 2012		Oct 2012		Nov 2012

			CIP CT-1	Change	CIP CT-1	Change	CIP CT-1	Change	CIP CT-1
Total Project Cost
(-) Less: NR/NE (removal/expense) Costs
Beginning Month’s Capital Costs			194,929,577		194,929,577		194,929,577		194,929,577
Current Month’s Capital Costs			-		-		-		-
Ending Month’s Capital Costs			194,929,577		194,929,577		194,929,577		194,929,577
Amount included in rates			163,280,000		163,280,000		163,280,000		163,280,000
Gross Capital Cost in excess of Commission - approved amount			31,649,577		31,649,577		31,649,577		31,649,577

Gross Capital Cost in excess of Commission - approved amount			31,649,577	-	31,649,577	-	31,649,577	-	31,649,577

(-) Less:	related accumulated depreciation		(1,536,358)	(68,506)	(1,604,864)	(68,506)	(1,673,370)	(68,506)	(1,741,877)
(-) Less:	related ADIT		(2,613,221)	(72,639)	(2,685,860)	(72,640)	(2,758,500)	(72,641)	(2,831,141)
(-) Less:	related unamortized ITC		(43,303)	78	(43,225)	78	(43,147)	78	(43,069)
(+) Add:	regulatory asset - depreciation expense		891,388	68,506	959,894	68,506	1,028,400	68,506	1,096,906
(+) Add:	regulatory asset - carrying charge of AFUDC debt/equity component		2,451,426	184,517	2,635,943	185,225	2,821,169	185,900	3,007,069
(=) Equals:	Total base for calculating carrying charge		30,799,509	111,956	30,911,465	112,663	31,024,128	113,337	31,137,465

Average Capital Cost base for calculating carrying charge			30,737,474		30,855,487		30,967,796		31,080,796

(x) Multiply:	Rate equivalent to AFUDC / 12		0.006003		0.006003		0.006003		0.006003
(=) Equals:	Monthly carrying charge		184,517		185,225		185,900		186,578

Monthly Carrying Charge Breakdown
AFUDC - Debt (eff. 8/2012, rates were changed)			54,805		55,015		55,216		55,417
AFUDC - Equity (eff. 8/2012, rates were changed)			129,712		130,210		130,684		131,161
Total AFUDC (as calculated)			184,517		185,225		185,900		186,578

AFUDC - Debt (prior adjustment)			3,752		5,297		6,973		8,782
AFUDC - Equity (prior adjustment)			8,178		11,835		15,802		20,081
Prior months adjustments that should be recorded			11,929		17,131		22,775		28,863

AFUDC - Debt (revised adjustment)			58,557		60,312		62,189		64,199
AFUDC - Equity (revised adjustment)			137,890		142,045		146,486		151,242
Revised Total AFUDC (that should be recorded)			196,446		202,357		208,675		215,441

AFUDC - Debt (what was recorded)			53,260		53,339		53,407		64,199
AFUDC - Equity (what was recorded)			126,055		126,243		126,405		151,242
Total Recorded AFUDC (via JE) during the month			179,315		179,582		179,812		215,441

AFUDC - Debt (adjustment for following month)			5,297		6,973		8,782		(0)
AFUDC - Equity (adjustment for following month)			11,835		15,802		20,081		(0)
Adjustment that should be reflected on the following month			17,131		22,775		28,863		(0)

True-Up AFUDC - Debt (0.4434% - 0.1950%) [eff. 8/12 (0.3457% - 0.1783%)]			51,460		51,658		51,846		52,035

True-Up AFUDC - Debt (prior adjustment)			4,394		5,845		7,419		9,117
True-Up AFUDC - Debt (that should be recorded)			55,855		57,503		59,265		61,152
True-Up AFUDC - Debt (what was recorded))			50,010		50,084		50,148		61,152
True-Up AFUDC - Debt (adjustment for the following month)			5,845		7,419		9,117		(0)

	Capital Cost		Aug-12		Sep-12		Oct-12		Nov-12
7,676,961	P0001050	127,256	7,804,217	-	7,804,217	-	7,804,217	-	7,804,217
3,801,520	P0001051	2,035	3,808,851	-	3,808,851	-	3,808,851	-	3,808,851
603,567	P0001052	2,595	606,162	-	606,162	-	606,162	-	606,162
1,809,875	P0001084	-	1,809,875	-	1,809,875	-	1,809,875	-	1,809,875
668,194	P0001134	-	668,194	-	668,194	-	668,194	-	668,194
753,115	P0001135	-	753,115	-	753,115	-	753,115	-	753,115
1,795,941	P0001136	137,896	1,933,837	-	1,933,837	-	1,933,837	-	1,933,837
212,405	P0001137	39,682	252,087	-	252,087	-	252,087	-	252,087
4,857,924	P0001340	-	4,857,924	-	4,857,924	-	4,857,924	-	4,857,924
1,261,761	P0001585	-	1,261,761	-	1,261,761	-	1,261,761	-	1,261,761
3,046,322	P0001880	-	3,046,322	-	3,046,322	-	3,046,322	-	3,046,322
7,107,036	P0001881	-	7,107,036	-	7,107,036	-	7,107,036	-	7,107,036
161,127,436	P4900000	18,533	161,323,906	-	161,323,906	-	161,323,906	-	161,323,906
	Less (NR/NE Cost)	(303,711)	(303,711)	-	(303,711)	-	(303,711)	-	(303,711)
194,722,057		24,286	194,929,576	-	194,929,576	-	194,929,576	-	194,929,576
(1,809,875)			(1,809,875)	-	(1,809,875)	-	(1,809,875)	-	(1,809,875)
192,912,182			193,119,701		193,119,701		193,119,701		193,119,701

Workpapers for Exhibit 3 CT-1

CT-1 Deferred Cost

HECO

Major Projects:  CIP CT-1

Monthly Carrying Charge Calculation

				Dec 2012		Jan 2013		Feb 2013

			Change	CIP CT-1	Change	CIP CT-1	Change	CIP CT-1	Change

Total Project Cost
(-) Less: NR/NE (removal/expense) Costs
Beginning Month’s Capital Costs				194,929,577		194,929,577		194,929,577
Current Month’s Capital Costs				-		-		-
Ending Month’s Capital Costs				194,929,577		194,929,577		194,929,577
Amount included in rates				163,280,000		163,280,000		163,280,000
Gross Capital Cost in excess of Commission - approved amount				31,649,577		31,649,577		31,649,577

Gross Capital Cost in excess of Commission - approved amount			-	31,649,577	-	31,649,577	-	31,649,577	-

(-) Less:	related accumulated depreciation		(68,506)	(1,810,383)	(68,506)	(1,878,889)	(68,506)	(1,947,395)	(68,506)
(-) Less:	related ADIT		(72,640)	(2,903,781)	(72,640)	(2,976,421)	(72,640)	(3,049,061)	(72,640)
(-) Less:	related unamortized ITC		79	(42,990)	79	(42,911)	79	(42,832)	79
(+) Add:	regulatory asset - depreciation expense		68,506	1,165,412	68,506	1,233,918	68,506	1,302,424	68,506
(+) Add:	regulatory asset - carrying charge of AFUDC debt/equity component		186,578	3,193,647	187,260	3,380,907	196,338	3,577,245	197,085
(=) Equals:	Total base for calculating carrying charge		114,017	31,251,481	114,699	31,366,181	123,777	31,489,957	124,524

Average Capital Cost base for calculating carrying charge				31,194,473		31,308,831		31,428,069

(x) Multiply:	Rate equivalent to AFUDC / 12			0.006003		0.006271		0.006271
(=) Equals:	Monthly carrying charge			187,260		196,338		197,085

Monthly Carrying Charge Breakdown
AFUDC - Debt (eff. 8/2012, rates were changed)				55,620		58,328		58,550
AFUDC - Equity (eff. 8/2012, rates were changed)				131,641		138,009		138,535
Total AFUDC (as calculated)				187,260		196,338		197,085

AFUDC - Debt (prior adjustment)				(0)		0		58,329
AFUDC - Equity (prior adjustment)				(0)		(0)		138,009
Prior months adjustments that should be recorded				(0)		(0)		196,338

AFUDC - Debt (revised adjustment)				55,619		58,329		116,879
AFUDC - Equity (revised adjustment)				131,641		138,009		276,544
Revised Total AFUDC (that should be recorded)				187,260		196,338		393,423

AFUDC - Debt (what was recorded)				55,619
AFUDC - Equity (what was recorded)				131,641
Total Recorded AFUDC (via JE) during the month				187,260		-		-

AFUDC - Debt (adjustment for following month)				0		58,329		116,879
AFUDC - Equity (adjustment for following month)				(0)		138,009		276,544
Adjustment that should be reflected on the following month				(0)		196,338		393,423

True-Up AFUDC - Debt (0.4434% - 0.1950%) [eff. 8/12 (0.3457% - 0.1783%)]				52,225		68,472		68,733

True-Up AFUDC - Debt (prior adjustment)				(0)		0		68,473
True-Up AFUDC - Debt (that should be recorded)				52,225		68,473		137,206
True-Up AFUDC - Debt (what was recorded))				52,225
True-Up AFUDC - Debt (adjustment for the following month)				0		68,473		137,206

	Capital Cost			Dec-12		Jan-13		Feb-13
7,676,961	P0001050	127,256	-	7,804,217	-	7,804,217	-	7,804,217	-
3,801,520	P0001051	2,035	-	3,808,851	-	3,808,851	-	3,808,851	-
603,567	P0001052	2,595	-	606,162	-	606,162	-	606,162	-
1,809,875	P0001084	-	-	1,809,875	-	1,809,875	-	1,809,875	-
668,194	P0001134	-	-	668,194	-	668,194	-	668,194	-
753,115	P0001135	-	-	753,115	-	753,115	-	753,115	-
1,795,941	P0001136	137,896	-	1,933,837	-	1,933,837	-	1,933,837	-
212,405	P0001137	39,682	-	252,087	-	252,087	-	252,087	-
4,857,924	P0001340	-	-	4,857,924	-	4,857,924	-	4,857,924	-
1,261,761	P0001585	-	-	1,261,761	-	1,261,761	-	1,261,761	-
3,046,322	P0001880	-	-	3,046,322	-	3,046,322	-	3,046,322	-
7,107,036	P0001881	-	-	7,107,036	-	7,107,036	-	7,107,036	-
161,127,436	P4900000	18,533	-	161,323,906	-	161,323,906	-	161,323,906	-
	Less (NR/NE Cost)	(303,711)	-	(303,711)	-	(303,711)	-	(303,711)	-
194,722,057		24,286	-	194,929,576	-	194,929,576	-	194,929,576	-
(1,809,875)			-	(1,809,875)	-	(1,809,875)	-	(1,809,875)	-
192,912,182				193,119,701		193,119,701		193,119,701

Workpapers for Exhibit 3 CT-1

CT-1 Deferred Cost

HECO

Major Projects:  CIP CT-1

Monthly Carrying Charge Calculation

			Mar 2013		Apr 2013		May 2013

			CIP CT-1	Change	CIP CT-1	Change	CIP CT-1

Total Project Cost
(-) Less: NR/NE (removal/expense) Costs
Beginning Month’s Capital Costs			194,929,577		194,929,577		194,929,577
Current Month’s Capital Costs			-		-		-
Ending Month’s Capital Costs			194,929,577		194,929,577		194,929,577
Amount included in rates			163,280,000		163,280,000		163,280,000
Gross Capital Cost in excess of Commission - approved amount			31,649,577		31,649,577		31,649,577

Gross Capital Cost in excess of Commission - approved amount			31,649,577	-	31,649,577	-	31,649,577

(-) Less:	related accumulated depreciation		(2,015,901)	(68,506)	(2,084,407)	(68,506)	(2,152,914)
(-) Less:	related ADIT		(3,121,701)	(72,640)	(3,194,341)	(72,640)	(3,266,981)
(-) Less:	related unamortized ITC		(42,753)	79	(42,674)	79	(42,595)
(+) Add:	regulatory asset - depreciation expense		1,370,930	68,506	1,439,436	68,506	1,507,942
(+) Add:	regulatory asset - carrying charge of AFUDC debt/equity component		3,774,330	197,864	3,972,194	198,647	4,170,841
(=) Equals:	Total base for calculating carrying charge		31,614,482	125,303	31,739,784	126,086	31,865,870

Average Capital Cost base for calculating carrying charge			31,552,219		31,677,133		31,802,827

(x) Multiply:	Rate equivalent to AFUDC / 12		0.006271		0.006271		0.006271
(=) Equals:	Monthly carrying charge		197,864		198,647		199,436

Monthly Carrying Charge Breakdown
AFUDC - Debt (eff. 8/2012, rates were changed)			58,782		59,014		59,249
AFUDC - Equity (eff. 8/2012, rates were changed)			139,082		139,633		140,187
Total AFUDC (as calculated)			197,864		198,647		199,436

AFUDC - Debt (prior adjustment)			116,879		175,661		234,676
AFUDC - Equity (prior adjustment)			276,544		415,626		555,259
Prior months adjustments that should be recorded			393,423		591,287		789,934

AFUDC - Debt (revised adjustment)			175,661		234,676		293,924
AFUDC - Equity (revised adjustment)			415,626		555,259		695,446
Revised Total AFUDC (that should be recorded)			591,287		789,934		989,370

AFUDC - Debt (what was recorded)
AFUDC - Equity (what was recorded)
Total Recorded AFUDC (via JE) during the month			-		-		-

AFUDC - Debt (adjustment for following month)			175,661		234,676		293,924
AFUDC - Equity (adjustment for following month)			415,626		555,259		695,446
Adjustment that should be reflected on the following month			591,287		789,934		989,370

True-Up AFUDC - Debt (0.4434% - 0.1950%) [eff. 8/12 (0.3457% - 0.1783%)]			69,005		69,278		69,553

True-Up AFUDC - Debt (prior adjustment)			137,206		206,211		275,489
True-Up AFUDC - Debt (that should be recorded)			206,211		275,489		345,041
True-Up AFUDC - Debt (what was recorded))
True-Up AFUDC - Debt (adjustment for the following month)			206,211		275,489		345,041

	Capital Cost		Mar-13		Apr-13		May-13
7,676,961	P0001050	127,256	7,804,217	-	7,804,217	-	7,804,217
3,801,520	P0001051	2,035	3,808,851	-	3,808,851	-	3,808,851
603,567	P0001052	2,595	606,162	-	606,162	-	606,162
1,809,875	P0001084	-	1,809,875	-	1,809,875	-	1,809,875
668,194	P0001134	-	668,194	-	668,194	-	668,194
753,115	P0001135	-	753,115	-	753,115	-	753,115
1,795,941	P0001136	137,896	1,933,837	-	1,933,837	-	1,933,837
212,405	P0001137	39,682	252,087	-	252,087	-	252,087
4,857,924	P0001340	-	4,857,924	-	4,857,924	-	4,857,924
1,261,761	P0001585	-	1,261,761	-	1,261,761	-	1,261,761
3,046,322	P0001880	-	3,046,322	-	3,046,322	-	3,046,322
7,107,036	P0001881	-	7,107,036	-	7,107,036	-	7,107,036
161,127,436	P4900000	18,533	161,323,906	-	161,323,906	-	161,323,906
	Less (NR/NE Cost)	(303,711)	(303,711)	-	(303,711)	-	(303,711)
194,722,057		24,286	194,929,576	-	194,929,576	-	194,929,576
(1,809,875)			(1,809,875)	-	(1,809,875)	-	(1,809,875)
192,912,182			193,119,701		193,119,701		193,119,701

Workpapers for Exhibit 3 CT-1

CT-1 Deferred Cost

HECO

Major Projects:  CT-1

Monthly Carrying Charge Calculation

	Depreciation	AFUDC Equity	AFUDC Debt
	18670120	18670122	18670121
Jul-11	38,826	130,036	55,232
Aug-11	65,966	129,070	54,642
Sep-11	65,966	123,391	52,589
Oct-11	65,967	127,450	54,134
Nov-11	65,966	129,944	55,193
Dec-11	65,967	128,200	54,452
2011 Total	368,658	768,091	326,242

Jan-12	43,188	129,600	59,425
Feb-12	68,506	132,130	60,619
Mar-12	68,506	134,216	61,575
Apr-12	68,506	131,613	60,381
May-12	68,506	132,204	60,653
Jun-12	68,506	131,076	60,135
Jul-12	68,506	131,300	60,237
Aug-12	68,506	126,055	53,260
Sep-12	68,506	126,243	53,339
Oct-12	68,506	126,405	53,407
Nov-12	68,506	151,242	64,199
Dec-12	68,506	131,641	55,620
2012 Total	796,754	1,583,725	702,850

Jan-13	68,506	138,009	58,328	Estimated
Feb-13	68,506	138,535	58,550	Estimated
Mar-13	68,506	139,082	58,782	Estimated
Apr-13	68,506	139,633	59,014	Estimated
May-13	68,506	140,187	59,249	Estimated
2013 Total	342,530	695,446	293,924

Total Deferred	1,507,942	3,047,262	1,323,016

AFUDC (Equity)		3,047,262
AFUDC (Debt)		1,323,016
Carrying Charge (AFUDC)		4,370,278

Workpapers for Exhibit 3 CT-1

CT-1 Deferred Cost

HECO
Major Projects: CIP CT-1
A/D Adjustment & AFUDC Rates					Annual
					Depreciation
				Excess	for entire
		Original	Difference	Revised	(incl. Excess)
Accumulated Depreciation Adjustment		CIP CT-1	CIP CT-1	CIP CT-1	CIP CT-1

Total Project Cost (as of Dec 31, 2010)		192,912,182
Amount included in rates		161,469,776
		31,442,406
Depreciation Expense
2011 Depr Exp (Jan - Jul)		465,906
2011 Depr Exp (Monthly)		38,826
Rev 2011 Depr Exp (Aug - Dec)		791,597	(197,279)	594,318
Rev 2011 Depr Exp (Monthly)		65,966	(16,440)	49,527
2012 Depr Exp (Jan - Dec)				822,074
2012 Depr Exp (Monthly)				68,506
2013 Depr Exp (Jan - Dec)				822,074	4,680,678
2013 Depr Exp (Monthly)				68,506	390,057

Accumulated Depreciation
2010 Accum Depr (12/31/11)		412,014	955	412,969
2011 Depr Exp (Jan - Jun)		232,953	64,206	297,159
Total Accum Depr (6/30/11)		644,967	65,161	710,128
2011 Depr Exp (Jul)		38,826	10,701	49,527
Total Accum Depr (7/31/11)		683,793	75,862	759,655
2011 Depr Exp (Aug - Dec)		329,832	(82,200)	247,632.50
Total Accum Depr (12/31/11)		1,013,625	(6,338)	1,007,287
2012 Depr Exp (Jan)		43,189		49,527
Total Accum Depr (1/31/12)		1,056,814		1,056,814
2012 Depr Exp (Feb-Dec)				753,568
Total Accum Depr (12/31/12)				1,810,381
2013 Depr Exp (Jan-Dec)				822,074
Total Accum Depr (12/31/13)				2,632,455

Monthly 2011 AFUDC Debt rate	= rate in ELLIPSE table	0.001950	0.001950
Monthly 2011 AFUDC Equity rate	= rate in ELLIPSE table	0.004591	0.004591
		0.006541	0.006541

Annual 2011 AFUDC Debt rate	= rate in ELLIPSE table	0.023552	0.023552
Annual 2011 AFUDC Equity rate	= rate in ELLIPSE table	0.055449	0.055449
		0.079001	0.079001

Annual 2011 Actual Debt rate	Recalculated	0.053209	0.053209
Monthly 2011 Actual Debt rate	Recalculated	0.004434	0.004434

Monthly 2011 Actual Debt (true-up) rate	(0.004434 - 0.001950)	0.002484	0.002484

January - July 2012
Monthly 2012 AFUDC Debt rate	= rate in ELLIPSE table	0.002020	0.002020
Monthly 2012 AFUDC Equity rate	= rate in ELLIPSE table	0.004403	0.004403
		0.006423	0.006423

Monthly 2012 Actual Debt rate	Recalculated	0.004386	0.004386
Monthly 2012 Actual Debt (true-up) rate	(0.004386 - 0.002020)	0.002366	0.002366
		2012
July - December 2012 (“Catch-up” Amount)		“Catch-up Amount”	“Annual Amount”
Monthly 2012 AFUDC Debt rate	= rate in ELLIPSE table	0.001783	0.001863
Monthly 2012 AFUDC Equity rate	= rate in ELLIPSE table	0.004220	0.004408
		0.006003	0.006271

Monthly 2012 Actual Debt rate	Recalculated	0.003457	0.004050
Monthly 2012 Actual Debt (true-up) rate	(0.00345719 - 0.001783)	0.001674	0.002187

Notes:

o AFUDC rate is 0.6541% per month in 2011. Budgets reviews rate quarterly.

(Annual rate = 7.9001%)

o AFUDC amount for current month is computed on prior end-of-month balance plus

1/2 of current month’s additions

o AFUDC is added on AFUDC -- 0.6541% rate is reduced to reflect this compounding.

ADIT & Unamortized ITC related to Excess Project Costs

Calculated by HEI Tax (as provided by Mary Zane)

Workpapers for Exhibit 3 CIS

CIS Carrying Charges

HECO & Subsidiaries

Estimate CIS Carrying Charge

January 2013 - May 2013 (Estimated 1/16/2013)

	HECO	HELCO	MECO	Total

CIS costs as of 12/31/12	14,312	2,525	2,729	19,566

Estimated AFUDC: (Jan 2013 - May 2013)
AFUDC - Debt	135	22	22	179
AFUDC - Equity	319	56	60	435
Total AFUDC	454	78	82	614

Workpapers for Exhibit 3 CIS

CIS Carrying Charges

HECO

Monthly Carrying Charge on deferred CIS system development project costs (Post Go-live)

2013

(Do this calculation on 3rd work day, after Gail Shimabukuro has reclassed non-deferrable on-costs to expense on 2nd work day)

		AFUDC Equity	AFUDC Debt	Acct Balance
	CIS Def Cost	Cr. 42002000	Cr. 42004000	Dr. 18670202
	(Acct 186050)	Dr. 42002000	Dr. 42004000

G.L. balance 12/31/12	14,312.00
Costs incurred in 1/13
Add AFUDC @ .6423%	0.00	63.09	26.66	89.75
Add’l costs after AFUDC calc

G.L. balance 1/31/13	14,312.00			89.75
Costs incurred in 2/13	0.00
Add AFUDC @ .6423%	0.00	63.48	26.83	90.31
Add’l costs after AFUDC calc

G.L. balance 2/28/13	14,312.00			180.06
Costs incurred in 3/13
Add AFUDC @ .6203%	0.00	63.88	27.00	90.88

G.L. balance 3/31/13	14,312.00			270.94
Costs incurred in 4/13
Add AFUDC @ .6203%	0.00	64.28	27.17	91.45
Add’l costs after AFUDC calc

G.L. balance 4/30/13	14,312.00			362.39
Costs incurred in 5/13
Add AFUDC @ .6203%	0.00	64.68	27.34	92.02

G.L. balance 5/31/13	14,312.00	319.41	135.00

Monthly 2012 AFUDC Debt rate	0.001863	= rate in ELLIPSE table		0.001863	= rate in ELLIPSE table
Monthly 2012 AFUDC Equity rate	0.004408	= rate in ELLIPSE table		0.004408	= rate in ELLIPSE table
	0.00627100			0.00627100

Notes:

o AFUDC rate is 0.6423% per month in 2012 (through July 2012).  AFUDC rate is 0.6203% per month in 2012 (August onward).

Budgets reviews rate quarterly.  (Annual rate = 7.7578% through July 2012,  7.5728% from August onward)

o AFUDC amount for current month is computed on prior end-of-month balance plus

1/2 of current month’s additions

o AFUDC is added on AFUDC -- 0.6423% (or 0.6203%) rate is reduced to reflect this compounding.

Workpapers for Exhibit 3 CIS

CIS Carrying Charges

Hawaii Electric Light Company, Inc.

Calculation of AFUDC on CIS costs as of 12/31/12

AFUDC rates:	debt	equity

*Apr 2012 - Dec 2012	0.1933%	0.4835%	0.6768%

			ineligible			AFUDC base	AFUDC	AFUDC	AFUDC base
	labor	overheads	on-costs	other	total	BOM	debt	equity	EOM

Jan-13	-	-	-	2,525.00	2,525.00	1,262.50	2.44	6.10	2,533.54
Feb-13	-	-	-	-	-	2,533.54	4.90	12.25	2,550.69
Mar-13	-	-	-	-	-	2,550.69	4.93	12.33	2,567.95
Apr-13	-	-	-	-	-	2,567.95	4.96	12.42	2,585.33
May-13	-	-	-	-	-	2,585.33	5.00	12.50	2,602.83

	-	-	-	2,525.00	2,525.00		22.23	55.60

						Total AFUDC		77.83

*    AFUDC rates based on current information available.  2013 AFUDC rates still being finalized.

Workpapers for Exhibit 3 CIS

CIS Carrying Charges

Maui Electric Company, Limited

Estimated CIS Carrying Charges

January - May 2013

Month/Yr	Estimated Monthly AFUDC Debt Rate	Estimated Monthly AFUDC Equity Rate	Principal Balance	Carrying Charge based upon AFUDC Debt Rate	Carrying Charge based upon AFUDC Equity Rate	Cumulative Balance	Monthly Carrying Charge
						-
Dec-12	0.1755%	0.4843%	-	-	-	-
Jan-13	0.1755%	0.4843%	2,729.00	2.39	6.61	2,738.00	9.00
Feb-13	0.1755%	0.4843%	-	4.81	13.26	2,756.07	18.07
Mar-13	0.1755%	0.4843%	-	4.84	13.35	2,774.26	18.19
Apr-13	0.1755%	0.4843%	-	4.87	13.44	2,792.57	18.31
May-13	0.1755%	0.4843%	-	4.90	13.52	2,810.99	18.42

			2,729.00	21.81	60.18	2,810.99	81.99